UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    August 9, 2004
                                                  --------------------


                                BriteSmile, Inc.
             (Exact name of registrant as specified in its charter)


     Utah              0-17594                87-0410364
    ------            ---------              ------------
(State or other      (Commission           (I.R.S. Employer
jurisdiction of     file number)          Identification No.)
incorporation)


          490 North Wiget Lane
        Walnut Creek, California                                      94598
       --------------------------                                    -------
(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (925) 941-6260



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99.1 Press release issued by BriteSmile, Inc. dated August 9, 2004


Item 12. Results of Operations and Financial Condition

         On August 9, 2004, BriteSmile, Inc. issued a press release announcing its financial results for the 13 weeks ended June 26, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The company will also post this document on its corporate website, www.britesmile.com. The company previously announced that executives of the company would hold a conference call broadcast over the Internet and by telephone and provided access numbers, dates and times for the conference call.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BriteSmile, Inc.


                                    By:   /s/ Ken Czaja
                                        Ken Czaja
                                        Chief Financial Officer


Date:  August 9, 2004




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                                  Exhibit Index


Exhibit 99.1. Press release issued by BriteSmile, Inc. dated August 9, 2004